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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                              ----------------

       Date of Report (Date of earliest event reported): July 11, 1994


                           UNITED AIR LINES, INC.
           (Exact name of registrant as specified in its charter)


         Delaware                   33-21220                 36-2675206
(State or other jurisdiction  (Commission File Number)     (IRS Employer
      of incorporation)                                   Identification No.)


                          1200 East Algonquin Road
                     Elk Grove Township, Illinois 60007
                  (Address of principal executive offices)

                               P.O. Box 66919
                           Chicago, Illinois 60666
                              (Mailing Address)

     Registrant's telephone number, including area code: (312) 952-4000

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Item 5.  Other Events
         ------------
          .         On July 5, 1994, UAL Corporation ("UAL"), parent company of
          United Air Lines, Inc., filed a press release, which is incorporated herein by reference to UAL's Current Report on Form 8-K filed July 11, 1994.

          .         Merrill Lynch & Co. has advised the Company that, to the
          extent that Depositary Shares offered pursuant to the UAL Preferred Offering remain available for purchase, it may retain a portion of such Depositary Shares for its own account for investment, which portion could be substantial.


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Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)  Exhibits

         Exhibit No.               Description
         -----------               -----------
           99.1            Press Release of UAL Corporation, dated as of July 5,
                           1994, filed as Exhibit 99.1 to UAL Corporation's
                           Form 8-K, dated July 11, 1994, and incorporated
                           herein by reference.


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SIGNATURES
- ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      UNITED AIR LINES, INC.

                                 By:  /s/ John C. Pope
                                      -----------------------------
                                      John C. Pope
                                      President and
                                      Chief Operating Officer


Dated:  July 11, 1994



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                              INDEX TO EXHIBITS

Exhibit Number                       Description
- --------------                       -----------

99.1 Press Release of UAL Corporation, dated as of July 5, 1994, filed as Exhibit 99.1 to UAL Corporation's Form 8-K, dated July 11, 1994, and incorporated herein by reference.

                                      4